                                                                      Exhibit 23




                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-99936) pertaining to the Pediatric Services of America, Inc. Employee Stock Purchase Plan of our report dated May 10, 2001, with respect to the financial statements of the Pediatric Services of America, Inc. Employee Stock Purchase Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                         /s/ Ernst & Young LLP


Atlanta, Georgia
June 28, 2001

                                       9